UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2005

Aspect Medical Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-24663	04-2985553

(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

141 Needham Street Newton, Massachusetts	02464-1505

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 559-7000

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01 — Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-10.1 Amended and Restated 1998 Director Equity Incentive Plan
EX-10.2 Form of Stock Option Agreement
EX-10.3 Form of Restricted Stock Agreement
EX-10.4 Amendment to the 2001 Stock Incentive Plan

Item 1.01. Entry into a Material Definitive Agreement

     On May 25, 2005, Aspect Medical Systems, Inc. (the “Company”) held its 2005 Annual Meeting of Stockholders at which its stockholders approved the Company’s Amended and Restated 1998 Director Equity Incentive Plan (the “Director Plan”) and an amendment to the Company’s 2001 Stock Incentive Plan (the “2001 Plan”).

Summary of the Amended and Restated 1998 Director Equity Incentive Plan

Description of Awards

     The Director Plan provides for the grant of non-statutory stock options, restricted stock awards and other stock-based awards, which are collectively referred to as “awards”, to each of the Company’s non-employee directors.

     Non-statutory Stock Options. The Director Plan provides for the grant of non-statutory stock options not entitled to special tax treatment under Section 422 of the Internal Revenue Code (the “Code”). Optionees receive the right to purchase a specified number of shares of Company common stock, $0.01 par value per share (the “Common Stock”) at a specified option price and subject to the other terms and conditions that are set forth in the stock option agreement evidencing the option grant. Options are granted at an exercise price that is equal to the fair market value per share of Common Stock on the date of grant. The Director Plan permits the Company’s board of directors to determine the manner of payment of the exercise price of options, including through payment by cash, check, by delivery to the Company of a promissory note, by delivery to the Company of such other lawful consideration as the board may determine, or by any combination of these forms of payment.

     Restricted Stock Awards. Restricted stock awards entitle recipients to acquire shares of Common Stock, subject to the Company’s right to repurchase all or part of those shares from the recipient in the event that the conditions specified in the applicable award are not satisfied prior to the end of the applicable restriction period established for the award.

     Other Stock-Based Awards. Under the Director Plan, the board of directors has the right to grant other Awards based upon the Common Stock having such terms and conditions as the board of directors may determine.

Eligibility to Receive Awards

     Directors who are not full-time employees of the Company or full-time employees of any of the Company’s subsidiaries, are eligible to receive awards under the Director Plan.

Administration

     The Director Plan is administered by the board of directors of the Company. The board of directors has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the Director Plan and to interpret the provisions of the Director Plan. Subject to any applicable limitations contained in the Director Plan, the board of directors determines:

•	the number of shares of Common Stock covered by options and the dates upon which these options become exercisable,

•	the duration of options, and

•	the number of shares of Common Stock subject to any restricted stock award or other stock based award and the terms and conditions of those awards, including conditions for repurchase, issue price and repurchase price.

     The board of directors is required to make appropriate adjustments to the number and class of securities available under the Director Plan, the number and class of securities and exercise price of outstanding options, the purchase price per share subject to outstanding restricted awards and the per share related provisions of any other stock based award to reflect stock splits, stock dividends, recapitalizations, spin-offs and other similar changes in capitalization.

     If any award expires or is terminated, surrendered, canceled or forfeited, the unused shares of Common Stock covered by that award will again be available for grant under the Director Plan.

Acquisition Events and Change in Control Events

     In the event of a merger or other acquisition event, as defined in the Director Plan, the board of directors is authorized to provide for outstanding options to be assumed or substituted for, if such options are not assumed or substituted for, to accelerate the awards to make them fully exercisable upon consummation of the acquisition event, or to provide for a cash-out of any outstanding options. In addition, in such an acquisition event, the Company’s repurchase and other rights under each outstanding restricted stock award shall inure to the benefit of the Company’s successor and shall apply to the cash, securities or other property into which the Common Stock is converted. Upon the occurrence of a change of control event, as defined in the Director Plan, all options then outstanding will automatically become immediately exercisable in full and the restrictions and conditions on all other awards then outstanding shall automatically be deemed terminated or satisfied. The board of directors may specify the effect of any acquisition event or change of control event with respect to any other award at the time such award is granted.

Amendment or Termination

     The board of directors may amend, suspend or terminate the Director Plan or any portion thereof at any time, provided that no amendment shall be made without stockholder approval if such approval is necessary to comply with any applicable tax or regulatory requirements.

Amendments requiring stockholder approval will become effective when adopted by the board of directors.

     The foregoing summary of the Director Plan is qualified in its entirety by reference to the Director Plan, a copy of which is attached hereto as Exhibit 10.1 and is incorporated into this Item 1.01 by reference.

     A copy of the form of stock option agreement issuable under the Director Plan is attached hereto as Exhibit 10.2 and is incorporated into this Item 1.01 by reference.

     A copy of the form of restricted stock agreement issuable under the Director Plan is attached hereto as Exhibit 10.3 and is incorporated into this Item 1.01 by reference.

Summary of Amendment to the 2001 Stock Incentive Plan

Pursuant to the amendment to the 2001 Plan (the “Amendment”), upon the occurrence of a change of control event, as defined in the 2001 Plan,

•	options held by the Company’s chief executive officer shall fully accelerate and become exercisable 12 months following the occurrence of the change of control event, and the shares held by the Company’s chief executive officer pursuant to restricted stock awards shall fully accelerate and become free and clear of all conditions and restrictions on the date which is 12 months following the occurrence of the change in control event,

•	options held by the Company’s executive officers (other than the chief executive officer) (the “Senior Management”), fully accelerate and become exercisable 15 months following the occurrence of the change in control event, and the shares held by the Senior Management pursuant to restricted stock awards shall fully accelerate and become free and clear of all conditions and restrictions on the date which is 15 months following the occurrence of the change in control event, and

•	options held by the Company’s employees shall accelerate by one year upon the occurrence of the change of control event and the shares held by employees pursuant to restricted stock awards shall accelerate and become free and clear of all conditions and restrictions by one year upon the occurrence of the change in control event.

     Notwithstanding the foregoing, if, on or prior to the one year anniversary of a change of control event, the Company’s chief executive officer’s or any non-Senior Management employee’s employment with the Company or the Company’s succeeding corporation is terminated by such chief executive officer or such non-Senior Management employee for “good reason”, as defined in the 2001 Plan, or is terminated by the Company or the Company’s succeeding corporation without “cause”, as defined in the 2001 Plan, all options held by the chief executive officer or such non-Senior Management employee shall become immediately exercisable and the shares held by the chief executive officer or such non-Senior Management employee with respect to restricted stock awards shall become free from all conditions and restrictions. If on or prior to the fifteen month anniversary of an acquisition event, any Senior

Management employee’s employment with the Company or the Company’s succeeding corporation is terminated by such Senior Management employee for “good reason” or is terminated by the Company or the Company’s succeeding corporation without cause, all options held by such Senior Management employee shall become immediately exercisable and the shares held by such senior management employee with respect to restricted stock awards shall become free from all conditions and restrictions.

     The foregoing summary of the Amendment is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 10.4 and is incorporated into this Item 1.01 by reference.

Item 9.01 — Financial Statements and Exhibits

     (c) Exhibits

See Exhibit Index attached hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPECT MEDICAL SYSTEMS, INC.
Date: June 1, 2005	By:	/s/ Nassib G. Chamoun
Nassib G. Chamoun
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 10.1	Amended and Restated 1998 Director Equity Incentive Plan

Exhibit 10.2	Form of Stock Option Agreement under the Amended and Restated 1998 Director Equity Incentive Plan

Exhibit 10.3	Form of Restricted Stock Agreement under the Amended and Restated 1998 Director Equity Incentive Plan

Exhibit 10.4	Amendment to the 2001 Stock Incentive Plan